                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 31, 2002
                                                 ----------------


                              DVI RECEIVABLES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                    333-68043                 33-0608442
               --------                    ---------                 ----------
   (State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
   incorporation or organization)                              Identification Number)

   2500 YORK ROAD
   JAMISON, PENNSYLVANIA                                     18929
   ----------------------------------------                ----------
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (215) 488-5000
                                                     --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending August 31, 2002, payment date September 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Delaware Trust 1998-2
                                                  -------------------------
                                                         (Registrant)

                                            By:   DVI Receivables Corp.
                                                  Owner of Trust


Dated:     September 13, 2002               By:   /s/ Steven Garfinkel
                                            ------------------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                       2